UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010 (July 30, 2010)

CHINA BROADBAND, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19644 (Commission File Number)	20-1778374 (IRS Employer Identification No.)

1900 Ninth Street, 3rd Floor Boulder, Colorado 80302 Telephone No.: (303) 449-7733 (Address and telephone number of Registrant's principal executive offices and principal place of business)
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 30, 2010, China Broadband, Inc. (the “Company”) entered into an Ordinary Share Purchase Agreement (the “Purchase Agreement”) by and among the Company, China Broadband Ltd., the Company’s wholly-owned subsidiary (“CB Cayman”), and Weicheng Liu, an individual (the “Seller”).  Pursuant to the Purchase Agreement, CB Cayman purchased from the Seller, and the Seller sold to CB Cayman, 100% of the outstanding equity in Sinotop Group Limited, a Hong Kong company (“Sinotop”).  Through a series of contractual arrangements, Sinotop Hong Kong controls Beijing Sino Top Scope Technology Co., Ltd. (“Sinotop Beijing”), a corporation established in the People’s Republic of China (“PRC”).  Sinotop Beijing, in turn, is a  party to a joint venture with two other PRC companies to provide integrated value-added service solutions for the delivery of pay-per-view, video-on-demand, and enhanced premium content for cable providers in China.

Pursuant to the Purchase Agreement, in exchange for 100% of the outstanding equity of Sinotop, the Company issued to the Seller 90,777,298 shares of the Company’s common stock, par value $0.001 (“Common Stock”), three-year warrants to purchase 128,536,960 shares of Common Stock, and a three-year option to purchase 30,079,375 shares of Common Stock.  In addition, the Seller will be entitled to earn up to (i) an additional 22,694,325 shares of Common Stock,  (ii) three-year warrants to purchase 32,134,240 shares of Common Stock, and (iii) a three-year option to purchase 7,519,844 shares of Common Stock (collectively, the “Earn-Out Securities”), if specified performance milestones, to be adopted by the Board of Directors of the Company within thirty days following the closing, have been achieved.  The Board of Directors of the Company will designate an earn-out period of no longer than two years following the closing and will adopt earn-out milestones relating to net income targets or other measures of financial performance that must be achieved in order for Seller to receive the Earn-Out Securities and the Board of Directors of the Company shall also indicate how many Earn-Out Securities are to be issued to the Seller upon the achievement of a given milestone.

The description of the terms and conditions of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q, to be filed with the SEC on or before August 16, 2010.

Item 3.02.	Unregistered Sales of Equity Securities.

Sinotop Acquisition

The information set forth in Item 1.01 is incorporated herein by reference  in its entirety.

Private Placement Financings

As previously reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2010, on May 20, 2010, the Company entered into three separate securities purchase agreements relating to private placement financings (collectively, the “Financings”) with different accredited investors.  The first securities purchase agreement related to the sale of shares of the Company’s Series A Preferred Stock, the second securities purchase agreement related to the sale of shares of the Company’s Series B Preferred Stock and the third securities purchase agreement related to the sale of shares of the Company’s Common Stock.

On July 30, 2010, the Company closed the Financings and sold, in the aggregate, $9,625,000 of securities and, specifically, sold (i) $3.125 million of common units, at a per unit price of $0.05, with each common unit consisting of one share of common stock and a warrant for the purchase of one share of common stock at an exercise price of $0.05, (ii) $3.5 million of Series A units, at a per unit price of $0.50, with each Series A unit consisting of one share of Series A Preferred Stock (convertible into ten shares of common stock) and a warrant to purchase 34.2857 shares of common stock at an exercise price of $0.05, and (iii) $3.0 million of Series B units, at a per unit price of $0.50, with each Series B unit consisting of one share of Series B Preferred Stock (convertible into ten shares of common stock) and a warrant to purchase ten shares of common stock.  Accordingly, the Company issued 62,500,000 shares of Common Stock, 7,000,000 shares of Series A Preferred Stock, 6,000,000 shares of Series B Preferred Stock in connection with the Financings, and warrants to purchase an aggregate of 376,500,000 shares of Common Stock.

Debt Conversion

Simultaneous with the closing of the Financings, and pursuant to (i) a Waiver and Agreement to Convert, dated May 20, 2010, with the holders of an aggregate of $4,971,250 in principal amount of notes of the Company, dated January 11, 2008, and (ii) a Waiver and Agreement to Convert, dated May 20,. 2010, with the holders of an aggregate of $304,902 in principal amount of notes of the Company, dated June 30, 2009 (collectively, the “Waivers”), the holders of such notes agreed to convert 100% of the outstanding principal and interest owing on such notes into an aggregate of 103,389,648 shares of Common Stock and 213,340 shares of Series B Preferred Stock, as set forth in the Waivers.  This issuance of the foregoing securities is part of the debt conversions as disclosed in the Company's current report on Form 8-K filed with the SEC on May 21, 2010.

The issuance of the foregoing securities pursuant to the Purchase Agreement, the Financings and the Waivers was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933,as amended (the “Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated thereunder. None of the securities issued in connection with the Purchase Agreement, the Financings or the Waivers have been registered under the Act and may not be offered or sold absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shane McMahon – Chairman and Chief Executive Officer

Simultaneous with the closing of the Financings, on July 30, 2010, the Board of Directors of the Company appointed Mr. Shane McMahon, age 40, as Chairman and Chief Executive Officer of the Company.  Prior to joining the Company, from the year 2000 to December 31, 2009, Mr. McMahon served in various executive level positions with World Wrestling Entertainment, Inc. (NYSE: WWE).  Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view programming on a global basis.  Mr. McMahon also sits on the Boards of Directors of Glaucus Limited, a company organized under the laws of Ireland, DKRM Holding Limited (formerly known as Nephele Limited), a company organized under the laws of Ireland, ISM Group Limited, a company organized under the laws of England and Wales, International Sports Management Limited, a company organized under the laws of England and Wales, International Cricket Management Limited, a company organized under the laws of England and Wales, and Global Power of Literacy, a New York not-for-profit corporation.

In connection with his appointment as the Company’s Chief Executive Officer, Mr. McMahon and the Company entered into an employment agreement (the “McMahon Agreement”).  The McMahon Agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party, and provides for an annual salary of $250,000.  Mr. McMahon is also eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company. In the event that Mr. McMahon is terminated without cause, he would be entitled to six months of severance pay.  The McMahon Agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.

Mr. McMahon will not receive any compensation for service as Chairman of the Company’s Board of Director.

Clive Ng – Co-Chairman

Simultaneous with the closing of the Financings, on July 30, 2010, the Company entered into a new employment agreement with Mr. Clive Ng, the Co-Chairman of the Company (the “Ng Agreement”).  The Ng Agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party, and provides for an annual salary of $225,000.  Mr. Ng is also eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company.  In the event Mr. Ng is terminated without cause, he would be entitled to six months of severance pay.  The Ng Agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.

Mr. Ng has not, and will not, receive any compensation for service as a director of the Company.

The description of the terms and conditions of the McMahon Agreement, the Urbach Agreement, the Liu Agreement and the Ng Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which will be filed as exhibits to the Company’s quarterly report on Form 10-Q, to be filed with the SEC on or before August 16, 2010.

Weicheng Liu – Senior Executive Officer and Director

In connection with the acquisition of Sinotop by CB Cayman as described above, on July 30, 2010, the Company appointed Mr. Weicheng Liu as a director and senior executive officer of the Company.  Prior to joining the Company, Mr. Liu founded Sinotop and served as its sole officer and director until his resignation on July 30, 2010.  Mr. Liu is currently the Chairman and CEO of Codent Networks ( Shanghai ) Co. Ltd., a mobile software company in China founded by Mr. Liu, and has served in that position since 2003.  Overall, Mr. Liu has almost twenty years of experience in the telecommunications and network technology industries.  Mr. Liu received a degree in engineering physics from Tsinghua University and a Ph.D. from the University of Waterloo.

In connection with his appointment as a senior executive officer of the Company, Mr. Liu and the Company entered into an employment agreement (the “Liu Agreement”).  The Liu Agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party, and provides for an annual salary of $250,000.  Mr. Liu is also  eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company.  In the event Mr. Liu is terminated without cause, he would be entitled to six months of severance pay.  The Liu Agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality

Mr. Liu will not receive any compensation for service as a director of the Company.

Marc Urbach – President

Simultaneous with the closing of the Financings, on July 30, 2010, the Company entered into an employment agreement with its President, Marc Urbach (the “Urbach Agreement”).  The Urbach Agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party, and provides for an annual salary of $215,000.  Mr. Urbach is also eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company.  In the event that Mr. Urbach is terminated without cause, he would be entitled to six months of severance pay.  The Urbach Agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2010, the Board of Directors of the Company adopted Amended and Restated Bylaws, which revise and replace the Company’s former bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws adopted by the Board of Directors. Such summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q, to be filed with the SEC on or before August 16, 2010.

Generally, the Amended and Restated Bylaws update the Company’s former bylaws, and include (among others) the following modifications:

(1) The Amended and Restated Bylaws provide that special meetings of the stockholders shall be called by the President or Secretary at the request in writing of the holders of not less than thirty percent of all the shares issued, outstanding and entitled to vote, whereas the previous bylaws required request in writing of ten percent of the voting shares of the Company.

(2) The Amended and Restated Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required, whereas the previous bylaws required such written consents from all stockholders in order to take action without a meeting of stockholders.

(3) The Amended and Restated Bylaws provide that any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote (provided that notice of intention to act upon such matter shall have been given in the notice calling such meeting), whereas the previous bylaws did not have a comparable provision.

(4) The Amended and Restated Bylaws provide that the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Company’s classes or series, while the previous bylaws did not provide for the issuance of uncertificated shares.

(5) The Amended and Restated Bylaws provide that the Board of Directors may designate and establish committees of the Board of Directors, which committees shall have such power and authority and shall perform such functions as determined in the sole discretion of the Board of Directors, whereas the previous bylaws did not contain any provisions regarding the establishment of committees of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND, INC.

Date: August 5, 2010	By:	/s/ Marc Urbach
Marc Urbach
President